Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 178,367,506.00
Previously Paid Amount	(0.00)
Total Fee Amount	27,308.07
Total Offset Amount	0.00
Net Fee	$ 27,308.07